EXHIBIT 99.1

March 2008 Investor Presentation www.ctscorp.com

2 Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation, potential changes in the economy generally and in respect to the businesses in which CTS operates; rapid technological change in the automotive, communications and computer industries; reliance on key customers; CTS' ability to protect its intellectual property; pricing pressures and demand for CTS' products; and risks associated with CTS' international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. For more detailed information on the risks and uncertainties associated with CTS' business, see the reports CTS files with the SEC, available at http://www.ctscorp.com/investor_relations/investor.htm. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

3 Segment and Market Mix 2007 Revenue $686 Million 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.59 0.41 West North Components and Sensors 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.59 0.26 0.15 West North EMS Sensors & Actuators Electronic Components Focused on medical, industrial, defense and aerospace Design / manufacture highly engineered components Serving Customers With Attractive Growth Opportunities 41%

4 Key Customers EMS Components and Sensors All Other B A East 0.73 0.1 0.17 Top 2 Blue Chip Customers Globally Diversified Low Customer Concentration

5 Global Footprint Components and Sensors EMS North America Asia E Low Cost Europe East 0.45 0.02 0.39 0.03 0.11 Based on origin of sales Sales By Region Low Cost Manufacturing 44%

6 Reposition Portfolio to Higher Margin Businesses 2005-2007 2008 2012 EMS 0.59 0.56 0.4 Components & Sensors 0.41 0.44 0.6 Components and Sensors Sensors and Actuators Electronic Components Higher margin businesses Faster growth, organic and acquisition Higher margin new products EMS Lower margin business De-emphasize sales to lower-margin computer markets Faster growth in target markets Defense and aerospace, industrial, medical Segment Mix Shift Will Significantly Improve Earnings

CTS CORPORATION

everywhere. every day.

Growth Drivers 2008-2012

Overall Growth Target: 7% - 12%

Components and Sensors Segment

- **Sensors and Actuators**
  - Increasing penetration of Asian customers (e.g. Toyota, Honda, Chery)
  - New products and product extensions being introduced (e.g. Smart Actuators and Turbocharger sensors)
  - Tighter emissions regulations will drive growth
    - For light vehicles, adjacent / commercial markets and Asian markets like China and India
- **Electronic Components**
  - Communications infrastructure: Increasing design wins, new customers and products
  - Military electronics: Network-centric military communications
  - Piezoceramics: Extending range of capabilities (e.g. Alpha Ceramics acquisition)

EMS Segment

- Focus on higher value-add / margin niche businesses (e.g. Industrial, Defense and Aerospace, and Medical)
  - Focus areas growing 20% plus per annum
  - Achieved ISO13485 Medical Certification and AS9100 Aerospace Certification at most sites
  - Launched NPI Center and express prototyping service

Mergers and Acquisitions

- New process to streamline target identification, evaluation and execution
- Acquired Alpha Ceramics to add "hard" piezo capabilities
- Acquired Tusonix ($15M) and Orion Manufacturing, Inc. ($27M) in the first quarter 2008 ---"tuck-in" accretive acquisitions

7

8 Sensors and Actuators Double-digit sales growth High technology, higher margin business Leveraging capabilities into new markets Growth Through New Technology, Customers and Penetration of New Markets Sales Sensors & Actuators Auto 0.74 0.26 Sensors/ Actuators Macro Trend Driving Growth "Green" initiatives driving tougher emissions standards High fuel prices driving increased fuel economy CTS Products Smart Actuator Position Sensors - EGR, Manifold, SETPS Accelerator Pedal Module SETPS Actuator EGR

9 Awarded 66 Platforms CTS currently supplies 10 major customers in North America, Europe and Asia. Total Available Market (Including Pedal Sensors) Accelerator Pedal Module $150 $223 $266 $361 $381 $330 CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages 2003 2004 2005 2006 2007 2008 2009 2010 2011 Target 9 13 16 30 49 67 88 104 108 Captured 9 13 16 30 49 67 84 87 80 CTS Sales $ in Millions $400 Actual $408 $414

10 Small Engine Light Vehicle Commercial / Diesel Vehicles Smaller Vehicles Larger Vehicles Growth Growth Extending Sensor and Actuator Capabilities Creating A New Growth Engine in Commercial Markets 1st Qtr 2nd Qtr East 0.9 0.1 Total Commercial Market $1B Target $100M In Five Years 10% Received first major ($75M six-year) award from a global diesel engine manufacturer

11 Electronic Components Double-digit sales growth (organic and acquisitions) High technology, high margin business Macro Trend Driving Growth Explosive communication growth in emerging markets Developed markets driving higher data traffic - Social networking; YouTube, Facebook Demographics, defense/other CTS Products Communications Infrastructure - Ceramic/EMI filters, RF modules, OCXOs Piezo Electronics for medical, industrial, defense and aerospace Sales EC EC 0.85 0.15 EMI Filters OCXO Ceramic Filter Launching Innovative and Differentiating New Products Expanding Into New Customers and Applications

12 Electronic Components - Communications Infrastructure OCXO RF Module Ceramic Filter WiMAX Optical Networking Cellular Repeaters Wireless Base Station Satellite Communications 2003 2004 2005 2006 2007 Design Wins 23 31 37 41 45 18% CAGR Infrastructure Sales $ Millions Major/New Customers Cisco, Huawei 3COM, ZTE, Nokia - Siemens, Powerwave, Alcatel - Lucent, Motorola EMI Filters

13 Electronic Components - Piezo Electronics 2005 2006 2007 2008 2009 2010 Sales 10.3 13.2 13.4 16 20 23 Alpha 2 3 4 10 Sales $ in Millions Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration 21% CAGR Aerospace Soft and Hard Piezo Ceramic Materials Newly acquired "hard" piezo technology to complement existing "soft" piezo capabilities Potential opportunities in actuator technology due to broader capabilities Micro pump, haptics and linear motors Market size could reach > $200 million with 10%+ share New Piezo Capabilities Are Expected to Spur Innovation and Profitable Growth $10M Actuator Driven Alpha Current (Soft Pzt)

14 Electronics Manufacturing Solutions Target customers with complex needs. Target niche sectors - defense and aerospace, medical, industrial. Provide turnkey services, design to direct ship. Global capabilities. Strategy Sales EMS EMS 0.41 0.59 Mid single-digit sales growth Specialized Tier 2 global EMS provider Increasing outsourcing trends in medical and defense markets

15 EMS Business Computer Comm Medical Industrial Aero/Def East 0.3 0.24 0.09 0.25 0.12 Communications Industrial Medical Computer 2007 Aerospace/ Defense Complexity, design capabilities, and higher service levels Stronger customer relationships Higher barriers to entry due to certifications, etc. Higher margins Improved Customer/Market Mix Computer Communication Other East 0.68 0.29 0.03 Computer Communications Other 68% 29% 3% 2004 Characteristics of Target Markets Targeting

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS' Web site at www.ctscorp.com

17 Sales and EPS 2003 2004 2005 2006 2007 2008 Guidance Adjusted 0.24 0.48 0.61 0.71 0.71 2003 - 2007 CAGR 31% Note: Excludes restructuring EPS (adjusted) 2003 2004 2005 2006 2007 2008 Guidance Sales 463 531.3 617.5 655.6 685.9 $ in Millions Sales 2003 - 2007 CAGR 10% $0.78 $0.83 $720 $741

18 Balance Sheet Management 1999 2000 2001 2002 2003 2004 2005 2006 2007 Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.024 0.024 0.024 0.025 Capital Expenditures Normal Level 3% '97 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.125 0.134 0.127 0.127 Controllable Working Capital* Target 13% * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable. Efficient Utilization of Capital 4%

19 Net Earnings and Free Cash Flow 2003 2004 2005 2006 2007 Net Earnings 12.6 20 20.8 24.2 25.4 Free Cash Flow 16.7 1.3 29.5 31.4 32.5 Strong Free Cash Flow Indicates Quality of Earnings $ in Millions

20 Capital Structure Strong Balance Sheet Supports Growth and Shareholder Value Initiatives Current Capital Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 2005 2006 2007 Cash 20.6 13.3 9.2 25.3 61 12 39 53 Debt 174.8 139.2 86.2 50.6 36.5 70 27 20% 0.442 0.386 0.265 0.205 0.238 0.2 0.17 0.184 195 $ in Millions Total Debt Cash Debt to Capitalization Conv. Sr. Sub. Debt Equity Bank Credit Adjusted Working Capital 60 324.2 13 73 Equity

21 Value Proposition Positioned in high-growth markets. Positive cash flow. Leverageable capacity and operating structure. Strong balance sheet and conservative capital structure. Acquisitions and buybacks. Expect EPS Growth > Sales Growth

22 APPENDIX

23 C&S EMS East 0.26 0.06 0.01 0.09 0.59 Sales By Market Sensor and Actuator Communications Computer Industrial/Medical Defense & Aerospace Other East 0.26 0.19 0.2 0.2 0.08 0.07 Based on sales for the last four quarters through December 2007 Total CTS C&S EMS East 0.41 0.14 0.19 0.19 0.07 EMS 59% Components & Sensors 41% Sensors and Actuators 26% Communications 5% Other 10% Communications 14% Computer 19% Industrial/ Medical 19% Defense/ Aerospace 7% Segments

24 Sensors and Actuators Strategy Aggressively expand product base. Content growth > unit growth. Broaden customer base. Leverage product/market strength into Asian market. Penetrate adjacent / commercial markets. Targeting Double-Digit Growth Over 2008-2012 Sales Sensors & Actuators Auto 0.74 0.26

25 Sensors and Actuators Applications Position Sensors: Throttle Valve Exhaust Gas Re-circulating Accelerator Pedal Modules: Pedal Position Sensors Fuel Level Sensing Seat Belt Tension Sensors Electronic Throttle Sensors Electric Actuators: Active Manifolds Turbochargers Diesel Systems

26 Sales EC EC 0.85 0.15 Electronic Components Strategy Focus on higher margin engineered components. Launch innovative and differentiating new products. Expand into new customers and applications. Leverage our global footprint and Asian manufacturing. Acquisitions to expand technology and product range (eg. Alpha, Tusonix). Leveraging Growth Opportunities

27 Resistor & Frequency Products Frequency Filters and RF Modules for Infrastructure Variable Resistors, Encoders & Switches Router Storage Test System Game Controller Server Instrument Piezoelectric Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Products Applications WiMAX Wireless Base Station Telematics Washing Machine Garage Door Opener Home Repeater Electronic Components Product Applications Aerospace

28 Electronics Manufacturing Solutions Global Capability Target customers with complex needs. Target niche sectors - defense, aerospace, medical industrial. Provide turnkey services, design to direct ship. Leverage geographic footprint Local NPI and global volume assembly Global sourcing Strategy Sales EMS EMS 0.41 0.59

CTS CORPORATION
EMS Product Applications
everywhere. every day.
Target Markets
Medical Devices & Equipment
Heart Defibrillator
Pain Management
Glucose Monitoring
CO_2 Cabinets
Blood Analysis
Ophthalmology
Defense & Aerospace
Thermal Weapons
Airport Explosives Detection
Missile Systems
Radar Systems
Secure Phone System
Defense Comms
Industrial Applications
Process Controls
CNC Lathes
HVAC
Ultra High-End Workstation
Test & Measurement
Security
Communication Infrastructure
GSM BTS
Network Routers
3G Apps
IP Infrastructure
CDMA BTS
Wireless LAN Arrays
Storage Infrastructure
Enterprise Virtual Array Systems
Modular Storage Arrays
RAID Cards
29

30 Major CTS Competitors PRODUCTS Sensors and Actuators Frequency Products - Infrastructure Ceramic Filters Resistor Networks Electronics Manufacturing Services COMPETITION AB Electronics, Alps, Bosch, Delphi, Denso, Hella, Mikuni, SiemensVDO C-MAC, M/A Com, Mtron, Raltron, Pericom, Sirenza, Vectron, Z-Comm Murata, TDK, UBE BI Tech, Bourns, KOA, Vishay Axiom, Celestica, Flextronics, Jabil, LaBarge, Note, Plexus, Sanmina-SCI, Simclar, Sypris Electronics, TT EMS Electronic Components

31 Target Adjusted Return on Invested Capital (ROIC) OPERATING MARGIN AFTER-TAX (NOPAT Margin) INVESTED CAPITAL TURNOVER Overall ROIC Improvement on Track 2003 2004 2005 4% 2% 6% 8% 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0% 6.3% 7.5% Shareholder Value ROIC 12% ROIC Curve 10% 12% 4.0 EMS Components & Sensors 7.9% 2006 7.9% 2007 2008 Estimate 9%

32 Financial Summary Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.

33 Other Financial Data - Income Statement Note: Data shown excludes restructuring costs, income tax adjustments related to repatriation and material asset gains.

34 Other Financial Data - Balance Sheet Metrics

Exhibit 99.1
CTS Corporation
Appendix 1

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2007	2006			2005		Full Year
	Q4	Q3	Q2	Q1	Q4	Q2	2005	2004	2003	2002
Earnings per share	$0.20	$0.16	$0.14	$0.13	$0.19	$0.10	$0.53	$0.53	$0.36	$(0.54)

Tax affected charges (credits) to reported earnings per share:
Restructuring, restructuring-related, and asset impairment charges	0.05	0.02	0.03	0.04					0.10	0.45
Customer reimbursement										(0.07)
Gain on sale of excess equipment less LTCC severance					(0.02)		(0.02)
Gain on sale of excess Canadian land								(0.05)

Total tax affected adjustments to reported earnings per share	0.05	0.02	0.03	0.04	(0.02)	—	(0.02)	(0.05)	0.10	0.38

Tax impact of cash repatriation					0.03	0.11	0.14
Impact of reversal of tax reserves						(0.04)	(0.04)		(0.22)

Adjusted earnings per share	$0.25	$0.18	$0.17	$0.17	$0.20	$0.17	$0.61	$0.48	$0.24	$(0.16)

CTS Corporation
Free Cash Flow
($ in millions)

	2007				2006				2005				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2007	2006	2005	2004	2003	2002
Cash flows provided from (used by) operations	$17.4	$15.7	$11.4	$4.1	$18.7	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$48.6	$47.2	$44.5	$14.0	$25.7	$24.1
Capital expenditures	(6.8)	(3.0)	(3.6)	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	$(2.5)	(6.6)	(2.9)	(3.0)	(16.1)	(15.8)	(15.0)	(12.7)	(9.0)	(12.8)

Free cash flow	$10.6	$12.7	$7.8	$1.4	$14.0	$5.9	$11.4	$0.1	$12.3	$(1.5)	$10.8	$7.9	$32.5	$31.4	$29.5	$1.3	$16.7	$11.3

CTS Corporation
Definition of Financial Term-“Controllable Working Capital as % of Annualized Sales”
(US$ in Millions)

	December 31,	December 31,	December 31,
	2007	2006	1999
Net Accounts Receivables	$100.7	$106.0	$124.7
Net Inventory	73.8	60.5	78.9
Accounts Payables	(84.2)	(78.2)	(68.3)

Controllable Working Capital	90.2	88.3	135.3

Controllable Working Capital %	12.7%	12.7%	20.0%

CTS Corporation
Definition of Financial Term-“Total Debt to Capitalization”
($ in millions)

	2007				2006				2005				2004	2003	2002	2001	2000
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	Q4	Q4	Q4
Notes payable	$1.0	$1.9	$1.5	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3	$—	$—	$—	$7.4
Current portion of long-term debt	—	—	—	—	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5	—		28.4	27.5	10.0
Long-term debt	72.0	60.0	60.0	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	75.9	67.0	125.0	178.0

Total debt	73.0	61.9	61.5	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	75.9	95.4	152.5	195.4
Total shareholders’ equity	324.2	329.6	325.5	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	294.2	265.0	242.9	246.4

Total capitalization	$397.2	$391.5	$387.0	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$370.1	$360.4	$395.4	$441.8
									-
Total debt to capitalization	18.4%	15.8%	15.9%	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	20.5%	26.5%	38.6%	44.2%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2007	2006	2006	2006	2005			Full Year
	Q4	Q3	Q2	Q1	Q4	2007	2006	2005	2004	2003	2002
Operating earnings (loss)	$9.5	$8.5	$7.6	$7.6	$13.5	$32.3	$32.8	$37.9	$31.1	$13.8	$(14.8)
Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	2.6	0.8	1.4	2.1		2.6	4.3			4.6	19.6
Customer reimbursement											(3.1)
Gain on sale of excess equipment less LTCC severance					(1.2)			(1.2)
Gain on sale of excess Canadian land									(2.7)

Total adjustments to reported operating earnings (loss)	2.6	0.8	1.4	2.1	(1.2)	2.6	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted operating earnings, excluding the above referenced items	$12.1	$9.3	$9.0	$9.7	$12.3	$34.9	$37.1	$36.7	$28.4	$18.4	$1.7

Adjusted operating earnings, excluding the above reference items, as a percentage of total sales	6.8%	5.6%	5.4%	6.5%	7.9%	5.1%	5.7%	5.9%	5.3%	4.0%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2007	2006			2005		Full Year
	Q4	Q3	Q2	Q1	Q4	Q2	2007	2006	2005	2004	2003	2002
Net earnings (loss)	$7.7	$6.2	$5.3	$5.0	$7.5	$3.9	$25.4	$24.2	$20.8	$19.9	$12.6	$(17.9)
Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	2.6	0.8	1.4	2.1			2.6	4.3			4.6	19.6
Customer reimbursement												(3.1)
Gain on sale of excess equipment less LTCC severance					(1.2)				(1.2)
Gain on sale of excess Canadian land										(2.7)

Total adjustments to reported net earnings (loss)	2.6	0.8	1.4	2.1	(1.2)	—	2.6	4.3	(1.2)	(2.7)	4.6	16.5
Total adjustments, tax affected	2.0	0.6	1.1	1.6	(0.9)	—	2.0	3.4	(0.9)	(2.1)	3.4	12.4
Tax impact of cash repatriation, net of tax benefit relating to reversal of income tax reserves in certain foreign jurisdictions					1.5	4.5			6.0
Impact of reversal of tax reserves						(1.7)			(1.7)		(7.9)

Adjusted net earnings (loss)	$9.7	$6.8	$6.4	$6.6	$8.1	$6.7	$27.4	$27.6	$24.2	$17.8	$8.1	$(5.5)

Adjusted net earnings (loss) as a percentage of total sales	5.4%	4.1%	3.9%	4.4%	5.2%	4.3%	4.0%	4.2%	3.9%	3.3%	1.7%	-1.2%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q2	Q1
	2006	2006
Gross Margin	$31.8	$30.0
Charges (credits) to reported gross margin:
Restructuring-related costs included in cost of goods sold	0.5	0.2

Total adjustments to reported gross margin	0.5	0.2

Adjusted gross margin	$32.3	30.2

Adjusted gross margin as a percentage of total sales	19.5%	20.1%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2007	2007				2006				2005				Full Year
	Full-Year	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2006	2005	2004	2003	2002
Net earnings (loss)	$25.4	$7.7	$7.8	$5.9	$4.0	$7.7	$6.2	$5.3	$5.0	$7.6	$5.9	$3.9	$3.4	$24.2	$20.8	$19.9	$12.6	$(17.9)
Depreciation and amortization expense	22.8	5.8	5.4	5.8	5.8	5.9	5.8	6.5	6.7	7.2	6.2	6.8	6.9	24.9	27.1	26.1	33.6	43.4
Interest expense	3.1	0.8	0.9	0.7	0.7	0.8	0.8	1.0	1.1	1.3	1.3	1.6	1.7	3.7	5.9	5.5	7.6	10.2
Tax expense (benefit)	7.1	2.3	2.1	1.6	1.1	1.5	1.9	1.5	1.6	4.8	1.6	4.9	1.0	6.5	12.3	6.1	(6.3)	(5.9)

EBITDA	$58.4	$16.6	$16.2	$14.0	$11.6	$15.9	$14.7	$14.3	$14.4	$20.9	$15.0	$17.2	$13.0	$59.3	$66.1	$57.6	$47.5	$29.8

Charges (credits) to EBITDA:
Restructuring, restructuring-related, and asset impairment charges	2.6	2.6					0.8	1.4	2.1					4.3			4.6	19.6
Customer reimbursement																		(3.1)
Gain on sale of excess equipment less LTCC severance										(1.2)					(1.2)
Gain on sale of excess Canadian Land																(2.7)

Total adjustments to reported EBITDA	2.6	2.6	—	—	—	—	0.8	1.4	2.1	(1.2)	—	—	—	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted EBITDA	$61.0	$19.2	$16.2	$14.0	$11.6	$15.9	$15.5	$15.7	$16.5	$19.7	$15.0	$17.2	$13.0	$63.6	$64.9	$54.9	$52.1	$46.3

Adjusted EBITDA % of total sales	8.9%	10.8%	9.3%	8.3%	7.1%	9.2%	9.4%	9.5%	11.0%	12.7%	10.1%	10.9%	8.4%	9.7%	10.5%	10.3%	11.3%	10.1%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Projected
	Full Year	Full Year
	2008	2007	2006	2005	2004	2003
Operating earnings		$32.3	$32.8	$37.9	$31.1	$13.8
Charges (credits) to reported operating earnings:
Restructuring and asset impairment charges		2.6	4.3			4.6
Gain on sale of excess equipment less LTCC severance				(1.2)
Gain on sale of excess Canadian land					(2.7)

Total adjustments to reported operating earnings		2.6	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings		$34.9	$37.1	$36.7	$28.4	$18.4
Tax rate		22%	21%	24%	23%	25%

Tax effected adjusted operating earnings		$27.3	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders’ equity		$324.2	$319.0	$328.1	$310.7	$294.2
Long-term debt		72.0	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt		1.0	5.6	13.5	3.3	—
Less: Cash		(52.9)	(38.6)	(12.0)	(61.0)	(25.4)

Invested capital		$344.3	$346.6	$397.9	$347.2	$344.7

Prior Year:
Shareholders’ equity		319.0	328.1	310.7	294.2	265.0
Long-term debt		60.6	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt		5.6	13.5	3.3	—	28.3
Less: Cash		(38.6)	(12.0)	(61.0)	(25.4)	(9.2)

Invested capital		346.6	397.9	347.2	344.7	351.1

Adjusted average invested capital		$345.5	$372.2	$372.5	$346.0	$347.9

Adjusted return on invested capital		7.9%	7.9%	7.5%	6.3%	4.0%

Sales		$685.9	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings		27.3	29.3	27.9	21.9	13.8

Tax effected adjusted operating margin as a percentage of sales (a)		4.0%	4.5%	4.5%	4.1%	3.0%

Sales		$685.9	$655.6	$617.5	$531.3	$463.0
Adjusted average invested capital		345.5	372.2	372.5	346.0	347.9

Invested capital turns (b)		1.99	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	9.0%	7.9%	7.9%	7.5%	6.3%	4.0%